UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K



                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) October 31, 2003


                          FARMLAND INDUSTRIES, INC.
                   Debtor-in-possession as of May 31, 2002
            (Exact name of registrant as specified in its charter)



           Kansas              001-11629                44-0209330
         (State of         (Commission File          (I.R.S. Employer
       Incorporation)           Number)            Identification No.)



           12200 North Ambassador Drive
               Kansas City, Missouri                    64163-1244
     (Address of principal executive offices)           (Zip Code)



                                816-713-7000
            (Registrant's telephone number, including area code)



                                Not Changed
       (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

On May 31, 2002, Farmland Industries, Inc. and four of its subsidiaries, Farmland Foods, Inc., Farmland Pipe Line Company, Farmland Transportation, Inc., and SFA, Inc., (collectively, the "Debtors") filed voluntary petitions for protection under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court, Western District of Missouri (the "Court") (Joint Case Number 02-50557-JWV).

On October 31, 2003 the Debtors filed with the Court the Disclosure Statement For Debtors' Second Amended Joint Plan Of Reorganization, As Modified, which is attached as exhibit 99.1. The Court had previously entered an order on October 8, 2003 approving the adequacy of the disclosure statement subject to certain modifications, which have now been satisfied. A hearing on the confirmation of the Second Amended Joint Plan of Reorganization has been set for December 16, 2003. This Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan of Reorganization, which can only occur based on the official Disclosure Statement package that will be mailed to creditors in the coming weeks.

The Disclosure Statement contains certain forward-looking statements made by, or on behalf of, Farmland. Where, in any forward-looking statement, Farmland, or its management, expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. Such forward-looking statements include, without limitation, statements regarding the estimate of outstanding claims, estimate of liquidation proceeds and the nature and timing of the liquidation process.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

     (C)  EXHIBITS

   NUMBER                                  DESCRIPTION
-------------    ------------------------------------------------------------

    99.1 Form of Disclosure Statement For Debtors' Second Amended Joint Plan Of Reorganization, As Modified, dated\ October 31, 2003.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            FARMLAND INDUSTRIES, INC.
                                  (Registrant)

               By:            /s/ STEVEN R. RHODES
                     ----------------------------------------
                                Steven R. Rhodes
                            Executive Vice President
                           and Chief Financial Officer

Date:  November 6, 2003





                                EXHIBIT INDEX
                                -------------

   NUMBER                                  DESCRIPTION
-------------    ------------------------------------------------------------

    99.1 Form of Disclosure Statement For Debtors' Second Amended Joint Plan Of Reorganization, As Modified, dated\ October 31, 2003.